UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

1PM INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

333-203276	47-3278534
(Commission File No.)	(IRS Employer Identification No.)

312 S. Beverly Drive #3104, Beverly Hills, California

(Address of principal executive offices) (zip code)

(424) 253-9991

(Registrant’s telephone number, including area code)

 _____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.02 Unregistered Sales of Equity Securities.

On May 25, 2017, the Company received a conversion notice to issue 14,744,489 shares of its common stock to JSJ in exchange for $4,621.21 of principal balance and $3,488.26. of accrued interest of the $55,000 Convertible Note. The remaining balance on the note is approximately $0. The Company had two notes with JSJ, this represents the full conversion of all of JSJ’s convertible notes.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1PM Industries, Inc.

Dated: May 30, 2017	By:	/s/ Joseph Wade
	Name:	Joseph Wade
	Title:	CEO

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